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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-33536, 333-45444, 333-89547, 333-77471,
333-77439, and 333-62791) of Eclipsys Corporation of our report dated January 26, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Atlanta, Georgia
March 14, 2001